UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

Multimedia Games Holding Company, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1) Title of each class of securities to which transaction applies:

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Filed by Multimedia Games Holding Company, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Multimedia Games Holding Company, Inc.

Commission File No.: 000-28318

Important Information

The following includes a copy of a letter sent by Multimedia Games Holding Company, Inc. to its employees on September 8, 2014.

September 8, 2014

Dear Fellow Employee,

Today marks an important milestone in our company’s history.  I am pleased to announce the Boards of Directors of Multimedia Games Holding Company, Inc. (“MGAM” or “Multimedia Games”) and Global Cash Access Holdings, Inc. (“GCA”) have unanimously approved a definitive merger agreement.  MGAM and GCA will combine to become one of the premier equipment and technology providers in the gaming industry. The combination will have greater financial flexibility and stability and will have a broad scope of services uniquely positioned for enhanced growth opportunities.  It is a testament to the strength of MGAM and its team that GCA felt compelled to acquire the company. It is certainly an exciting next step for both companies.

We believe this transaction is a great opportunity to build a stronger future for MGAM, our employees and the customers we serve. MGAM and GCA are much alike in that both are world-class companies comprised of tremendously talented people with a long history of success.  The dedicated employees at GCA share our strong commitment to exceeding our customers’ expectations.  Together, we will possess the scale and offer the range of services necessary to successfully compete on the global stage.

This merger is about expansion, not reduction of the work force.  While there may be certain limited redundancies, currently there are no plans for layoffs. The combination will create a larger and stronger competitor which will provide new opportunities for MGAM and GCA employees.  We believe our talented employees’ industry-recognized reputation for technical expertise and operational excellence will immediately add value to GCA’s operations.

While we cannot say for sure when the transaction will close, we anticipate that it will close in the first quarter of next year subject to, among other things, approval by gaming regulators, MGAM’s shareholders and other customary closing conditions. Until the transaction is consummated, MGAM and GCA will continue to operate as independent companies.

We are committed to keeping you up-to-date on important developments as information becomes available. In so doing, attached is the press release we issued today and the answers to some frequently asked questions (FAQ’s).

The key to the success of our business has been — and will continue to be — you, our valued employees.  I hope you share my enthusiasm about this exciting transaction. I want to thank all of you for your continued diligence, support and focus on serving our customers.

Sincerely,

Patrick Ramsey

Chief Executive Officer

Additional Information

This communication is being made in respect of the proposed transaction involving GCA and Multimedia Games. The intention is that Multimedia Games will file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed transaction with GCA. Multimedia Games also intends to file with the SEC other documents regarding the proposed transaction. The definitive proxy statement will be sent or given to the shareholders of Multimedia Games and will contain important information about the proposed transaction and related matters. MULTIMEDIA GAMES’ SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Multimedia Games with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders of Multimedia Games will be able to obtain free copies of the proxy statement from Multimedia Games by contacting Investor Relations by mail at Attn: Investor Relations, Multimedia Games, 206 Wild Basin Road, Building B, Fourth Floor, Austin, TX 78746.

Participants in the Solicitation

GCA and Multimedia Games and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about GCA’s directors and executive officers is included in GCA’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on March 11, 2014 and the proxy statement for GCA’s 2014 annual meeting of stockholders, filed with the SEC on April 8, 2014. Information about Multimedia Games’ directors and executive officers is included in Multimedia Games’ Annual Report on Form 10-K for the fiscal year ended September 30, 2013 filed with the SEC on November 14, 2013 and in the proxy statement for Multimedia Games’ 2014 annual meeting of shareholders, filed with the SEC on January 10, 2014. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Throughout this document pertaining to the merger transaction between GCA and Multimedia Games, we make forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Although we believe the expectations reflected in any forward-looking statements are reasonable, they involve known and unknown risks and uncertainties, are not guarantees of future performance, and actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements and any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, GCA or Multimedia Games or their respective businesses or operations. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the shareholders of Multimedia Games to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of GCA and Multimedia Games to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of GCA and/or Multimedia Games; (5) the ability of GCA and Multimedia Games to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) the failure by GCA to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in GCA’s and Multimedia Games’ most recent Annual Reports on Form 10-K, and GCA’s and Multimedia Games’ more recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. GCA and Multimedia Games can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, neither GCA nor Multimedia Games undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. GCA and Multimedia Games do not intend, and assume no obligation, to update any forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication.